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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) or 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Newtek Business Services, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


             New York                                      11-3504638
----------------------------------------             --------------------
(State of incorporation or organization)             (I.R.S. employer
                                                      identification no.)


  462 Seventh Avenue, 14th Floor, New York, NY               10018
 ----------------------------------------------           ----------
    (Address of principal executive offices)              (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]


Securities Act registration number to which this form relates:     333-43550
                                                              ----------------
                                                               (If applicable)

        Securities to be registered pursuant to Section 12(b) of the Act:

                                      None.

        Securities to be registered pursuant to Section 12(g) of the Act:


Common Stock, $0.02 par value


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Item 1.  Description of Registrant's Securities to be Registered.

         This Registration Statement relates to the registration with the Securities and Exchange Commission of Newtek Business Services, Inc. common stock, par value $0.02. The information required by this Item is included under the caption "Description of the Newtek Capital Stock" of the Proxy Statement/Prospectus included as part of the Registrant's Registration Statement on Form S-4, File No. 333-43550, as filed on August 8, 2000 (the "Form S-4"), which information is incorporated herein by reference.

Item 2.  Exhibits.

         The following documents are either filed or incorporated by reference as exhibits to this registration statement as indicated:

         NONE

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                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                       NEWTEK BUSINESS SERVICES, INC.
                                                  (Registrant)



Date: December 22, 2003                By: /S/ Barry Sloane
                                           ----------------------------------
                                           Name: Barry Sloane
                                           Title:  Chief Executive Officer







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